                                                                       EXHIBIT 7


                         CONSENT OF INDEPENDENT AUDITORS

WE CONSENT TO THE REFERENCE TO OUR FIRM UNDER THE CAPTION "EXPERTS" AND TO THE USE OF OUR REPORT DATED FEBRUARY 19, 1999 WITH RESPECT TO THE STATUTORY-BASIS FINANCIAL STATEMENTS AND SCHEDULES OF WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO INCLUDED IN POST-EFFECTIVE AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT (FORM S-6 NO. 333-57681) AND RELATED PROSPECTUS OF WRL SERIES LIFE CORPORATE ACCOUNT.

                                                 /S/ ERNST & YOUNG LLP

DES MOINES, IOWA
SEPTEMBER 22, 1999